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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 25,2000 included in PerkinElmer, Inc.'s Annual Report on Form 10K for the year ended January 2, 2000, and to all references to our Firm included in this registration statement.


                                                     /s/ Arthur Andersen LLP
                                                     ---------------------------
                                                         Arthur Andersen LLP

Boston, Massachusetts
April 5, 2000